SUB-ITEM 77Q1(d)

                             MFS SERIES TRUST VI

                          CERTIFICATION OF AMENDMENT
                         TO THE DECLARATION OF TRUST

                            TERMINATION OF CLASS

         Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust, dated as of December 16, 2004, as amended (the "Declaration"), of MFS Series Trust VI (the "Trust"), the undersigned, constituting a majority of the Trustees of the Trust, do hereby certify that class J shares of MFS Global Equity Fund, a series of the Trust, have been terminated.

         IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of March 3, 2009, and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

ROBERT E. BUTLER
-------------------------
Robert E. Butler
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

LAWRENCE H. COHN
-------------------------
Lawrence H. Cohn
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

MAUREEN R. GOLDBARD
-------------------------
Maureen R. Goldfarb
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

DAVID H. GUNNING
-------------------------
David H. Gunning
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

WILLIAM R. GUTOW
-------------------------
William R. Gutow
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

MICHAEL HEGARTY
-------------------------
Michael Hegarty
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

J. ATWOOD IVES
-------------------------
J. Atwood Ives
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

JOHN P. KAVANAUGH
-------------------------
John P. Kavanaugh
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

ROBERT J. MANNING
-------------------------
Robert J. Manning
MFS Investment Management
500 Boylston Street
Boston, MA 02116

ROBERT C. POZEN
-------------------------
Robert C. Pozen
MFS Investment Management
500 Boylston Street
Boston, MA 02116

J. DALE SHERRATT
-------------------------
J. Dale Sherratt
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

LAURIE J. THOMSEN
-------------------------
Laurie J. Thomsen
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

ROBERT W. UEK
-------------------------
Robert W. Uek
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116